SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 (d) of the
                         Securities Exchange Act of 1934










                   For the Twenty-third day of November, 1998
                          Commission File Number 0-8006


                             COX TECHNOLOGIES, INC.
                               69 McAdenville Road
                                Belmont, NC 28012
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                                  News Release

                                November 23, 1998



                         CHANGE IN CHAIRMAN OF THE BOARD


At a Board meeting held at corporate headquarters on November 21, 1998 an election of a new chairman of the board was held.

Dr. James L. Cox, President and CEO of the corporation was elected chairman. Alfred P. Sprenger, former chairman, remains as a director.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly.


                                             COX TECHNOLOGIES, INC.


Date  November 27, 1998                       /s/ David Caskey
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                                             David Caskey, Secretary